UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2019

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CHK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2019, Chesapeake Energy Corporation (“Chesapeake”) issued a press release reporting financial and operational results for the third quarter of 2019. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the press release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by Chesapeake under the Securities Act of 1933, as amended, except as set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On November 5, 2019, Chesapeake will make a presentation about its financial and operating results for the third quarter of 2019, as noted in the press release described in Item 2.02 above. Chesapeake has made the presentation available on its website at http://www.chk.com/investors/presentations.

This information is being furnished, not filed, pursuant to Item 7.01. Accordingly, this information will not be incorporated by reference into any registration statement filed by Chesapeake Energy Corporation under the Securities Act of 1933, as amended, except as set forth by specific reference in such filing.

Item 9.01 Exhibits.

(d)

Exhibit No.	Document Description
99.1	Chesapeake Energy Corporation press release dated November 5, 2019
101.INS	XBRL Instance Document - The instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date:  November 5, 2019